BRP Group, Inc. Enters into Agreement to Acquire Lanier Upshaw, Inc. - Expands Presence in Middle Market Healthcare, Higher Education, Construction and Property - TAMPA, Fla. – December 17, 2019 – BRP Group, Inc. (“BRP Group” or the “Company”) (NASDAQ: BRP), a rapidly growing independent insurance distribution firm delivering tailored insurance solutions, today announced that Baldwin Krystyn Sherman Partners, LLC, a subsidiary of BRP Group, has entered into an agreement to acquire substantially all assets of Lanier Upshaw, Inc. (“Lanier Upshaw”), a Lakeland, Florida- based independent insurance firm focused on writing healthcare, higher education, construction, property and non-profit business throughout Florida and other states. The Partnership, BRP Group’s nomenclature for a strategic acquisition, is expected to close January 1, 2020, subject to certain closing conditions. Lanier Upshaw will become part of the Company’s Middle Market Operating Group, doing business as BKS-Partners. In recent years, Lanier Upshaw has successfully grown its business to approximately 60 colleagues. The firm has been a consistent winner of Florida’s Best Companies to Work For as selected by Florida Trend Magazine, including in 2019, and has been a long-time member of Assurex Global. Lanier Upshaw has annual revenue of approximately $8 million. “With BRP Group, we align with a firm that has the commitment to explore challenges and embrace the upside of risk, while also investing in the tools, talent and client experience capabilities necessary to remain at the vanguard for our clients,” said Scott Franklin, President and Chief Executive Officer of Lanier Upshaw. “Our risk advisors have worked to build exceptional client relationships and develop the innovative risk transfer strategies they need, while remaining true to the stakeholder-centric legacy Lanier Upshaw started when he founded our firm nearly 80 years ago. As we combine with BRP Group, our clients can expect a seamless transition and our colleagues will benefit through new growth and career development opportunities.” “With Lanier Upshaw, we are partnering with another outstanding insurance firm in the fast-growing Florida market,” said John Valentine, Chief Partnership Officer of BRP Group. “This Partnership allows us to holistically enhance capabilities and expertise for our clients and stakeholders, while also combining two strong central Florida firms and their extensive knowledge bases into a cohesive and powerful team to more rapidly expand our growing Central Florida market share.” “The Partnership and business combination with Lanier Upshaw highlights BRP Group’s position as the ‘Partner of Choice’ for the industry’s premier independent insurance brokers and strengthens our leading middle market franchise in the Florida marketplace,” said Trevor Baldwin, Chief Executive Officer of BRP Group. “Lanier Upshaw’s recognized expertise across a number of industry segments will further bolster the breadth of our client capabilities, while the alignment of our stakeholder-centric cultures further strengthens our position as a destination for the industry’s top talent.” BKS-Partners works with clients across the country, providing them with best-in-class services and innovative risk solutions, and has been strategically expanding its geographic reach throughout the U.S.

ABOUT BRP GROUP, INC. BRP Group, Inc. (NASDAQ: BRP) is a rapidly growing independent insurance distribution firm delivering tailored insurance and risk management insights and solutions that give our clients the peace of mind to pursue their purpose, passion and dreams. We are innovating the industry by taking a holistic and tailored approach to risk management, insurance and employee benefits, and support our clients, Colleagues, Insurance Company Partners and communities through the deployment of vanguard resources and capital to drive our growth. BRP represents over 400,000 clients across the United States and internationally, with over 40 offices in four states. For more information, please visit www.baldwinriskpartners.com. Learn more about BKS-Partners at www.bks-partners.com. ABOUT LANIER UPSHAW, INC. Lanier Upshaw, Inc. was founded in 1941, and the agency has now grown to approximately 60 colleagues with offices in Lakeland and Tampa. Running a thriving business does not come without challenges. From the constantly changing business landscape to driving innovation and recruiting talent, business risks are always lurking. Exploring and understanding the impact of these client challenges is the first step to finding the upside in business risk, and Lanier Upshaw embraces these challenges head on, helping guide clients to determine the upside of risk. NOTE REGARDING FORWARD-LOOKING STATEMENTS This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP Group’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations, including those about this Partnership. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s prospectus relating to its Registration Statement on Form S-1 (Registration Number 333-233908) filed with the SEC pursuant to Rule 424(b)(4) under the U.S. Securities Act of 1933, as amended, and in BRP Group’s other filings with the SEC, which are available free of charge on the Securities Exchange Commission's website at: www.sec.gov, including those factors relevant to BRP Group’s completion and integration of this announced Partnership, matters assessed in BRP Group’s due diligence and the business, financial condition and results of operations of BRP Group or this Partner, or both. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law. CONTACTS INVESTOR RELATIONS Investor Relations (813) 259-8032 | IR@baldwinriskpartners.com PRESS Rachel Carr, Marketing Director Baldwin Risk Partners (813) 418-5166 | Rachel.Carr@baldwinriskpartners.com Randy Spencer, Communications Manager Baldwin Risk Partners (813) 421-1979 | Randy.Spencer@baldwinriskpartners.com